Exhibit 99.2

Execution Version

SECOND AMENDMENT TO RESTRUCTURING

SUPPORT AND LOCK-UP AGREEMENT

THIS SECOND AMENDMENT TO THE RESTRUCTURING SUPPORT AND LOCK-UP AGREEMENT (this “Amendment”) is made as of May 16, 2014 by and among all of the following: (a) the Consenting Interest Holders; (b) the Consenting Ad Hoc TCEH Committee (as amended below); (c) Consenting Creditors holding at least 50.1% in principal amount of the aggregate amount of EFH Unsecured Note Claims held at such time by the Consenting Creditors; (d) Consenting Fidelity EFIH First Lien Noteholders holding at least 50.1% in principal amount of the aggregate amount of the EFIH First Lien Note Claims held by all Consenting Fidelity First Lien Noteholders at such time; (e) Consenting Creditors holding at least 50.1% in principal amount of the aggregate of each of the EFIH Second Lien Note Claims at such time; (f) the Required EFIH Unsecured Consenting Creditors; (g) each applicable Consenting Non-Fidelity EFIH First Lien Noteholder; and (h) each of the Debtors (each of the foregoing listed on the signature pages attached hereto and collectively, the “Required Amendment Parties”) and amends that certain restructuring support and lock up agreement dated as of April 29, 2014 by and among the Restructuring Support Parties and amended on May 7, 2014 (as amended, the “Restructuring Support Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Restructuring Support Agreement.

WHEREAS, the Restructuring Support Parties desire to amend the Restructuring Support Agreement as set forth in this Amendment;

WHEREAS, Section 9 of the Restructuring Support Agreement permits the Restructuring Support Parties to modify, amend or supplement the Restructuring Support Agreement with the consent of the Required Amendment Parties as set forth above;

NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Restructuring Support Parties hereto hereby agree to amend the Restructuring Support Agreement as follows:

1. Amendments to the Restructuring Support Agreement.

1.01. Clause (a) of the definition of “Required Consenting Creditors” in Section 3 of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:

(a) at least three (3) members of the Ad Hoc TCEH Committee who are Consenting Creditors who collectively hold at least 50.1% of the TCEH First Lien Claims held by the members of the Ad Hoc TCEH Committee who are Consenting Creditors (the “Consenting Ad Hoc TCEH Committee”);

1.02. Section 8.01(b) of the Restructuring Support Agreement is hereby deleted in its entirety and replaced with the following:

the Debtors shall not have filed the RSA Assumption Motion with the Bankruptcy Court on or before May 16, 2014.

2. Ratification. Except as specifically provided for in this Amendment, no changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Restructuring Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.

3. Effect of Amendment. This letter agreement shall be effective on the date on which the Debtors have received all of the Required Amendment Parties’ signature pages. Following the effective date, whenever the Restructuring Support Agreement is referred to in any agreements, documents, and instruments, such reference shall be deemed to be to the Restructuring Support Agreement as amended by this Amendment.

4. Waiver of Certain Termination Rights. Each of the Required Amendment Parties hereby waives, as applicable, the termination rights as set forth in Section 8.01(b) of the Restructuring Support Agreement that may exist as of the effective date of this Amendment.

[Signature pages redacted.]

Debtor Signature Page to the Plan Support and Lock-Up Agreement

ENERGY FUTURE HOLDINGS CORP.
TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
4CHANGE ENERGY COMPANY
4CHANGE ENERGY HOLDINGS LLC
BIG BROWN 3 POWER COMPANY LLC
BIG BROWN LIGNITE COMPANY LLC
BIG BROWN POWER COMPANY LLC
BRIGHTEN ENERGY LLC
BRIGHTEN HOLDINGS LLC
COLLIN POWER COMPANY LLC
DALLAS POWER AND LIGHT COMPANY, INC.
DECORDOVA POWER COMPANY LLC
DECORDOVA II POWER COMPANY LLC
EAGLE MOUNTAIN POWER COMPANY LLC
EEC HOLDINGS, INC.
EECI, INC.
EFH AUSTRALIA (NO. 2) HOLDINGS COMPANY
EFH CORPORATE SERVICES COMPANY
EFH FINANCE (NO. 2) HOLDINGS COMPANY
EFH FS HOLDINGS COMPANY
EFH RENEWABLES COMPANY LLC
EFIH FINANCE INC.
ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC
ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC
GENERATION DEVELOPMENT COMPANY LLC
GENERATION MT COMPANY LLC
GENERATION SVC COMPANY
LAKE CREEK 3 POWER COMPANY LLC
LONE STAR ENERGY COMPANY, INC.
LONE STAR PIPELINE COMPANY, INC.
LSGT GAS COMPANY LLC
LSGT SACROC, INC.
LUMINANT BIG BROWN MINING COMPANY LLC
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY
LUMINANT GENERATION COMPANY LLC
LUMINANT HOLDING COMPANY LLC
LUMINANT MINERAL DEVELOPMENT COMPANY LLC
LUMINANT MINING COMPANY LLC
LUMINANT RENEWABLES COMPANY LLC
MARTIN LAKE 4 POWER COMPANY LLC
MONTICELLO 4 POWER COMPANY LLC
MORGAN CREEK 7 POWER COMPANY LLC

NCA DEVELOPMENT COMPANY LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
OAK GROVE MANAGEMENT COMPANY LLC
OAK GROVE MINING COMPANY LLC
OAK GROVE POWER COMPANY LLC
SANDOW POWER COMPANY LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TCEH FINANCE, INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER AND LIGHT COMPANY, INC.
TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC.
TRADINGHOUSE 3 & 4 POWER COMPANY LLC
TRADINGHOUSE POWER COMPANY LLC
TXU ELECTRIC COMPANY, INC. TXU ENERGY RETAIL COMPANY LLC
TXU ENERGY SOLUTIONS COMPANY LLC
TXU RETAIL SERVICES COMPANY
TXU SEM COMPANY
VALLEY NG POWER COMPANY LLC
VALLEY POWER COMPANY LLC

By:

Name:	Anthony R. Horton
Title:	Senior Vice President & Treasurer